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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 15, 2006

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-21831                                       22-3375134
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(Commission File Number)                      (IRS Employer Identification No.)

2 Andrews Drive, West Paterson, NJ                         07424
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (973) 256-8181
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

         On February 15, 2006, Interactive Systems Worldwide, Inc. (the "Company") received a notification letter from the staff of the Listing Qualification Department of the Nasdaq Stock Market, Inc. ("Nasdaq"), dated February 15, 2006, stating that as a result of the death of Fredric Kupersmith, who had been a director and member of the Company's Audit Committee, the Company no longer complies with Nasdaq's Marketplace Rule 4350, which requires the Company to have an audit committee of at least three independent directors as defined by Nasdaq's rules and who meet certain additional requirements. Consistent with Marketplace Rule 4350(d)(4), the Company has a cure period until the earlier of February 13, 2007 or the Company's next annual meeting of stockholders (scheduled to be held on March 30, 2006) to fill the Audit Committee vacancy, regain compliance and avoid delisting. The Nominating Committee of the Company's Board of Directors has begun a search to find two qualified individuals to serve as Directors of the Company, at least one of whom will be independent and qualified to serve on, and will be appointed to, the Audit Committee. The Company expects to add this independent Director and appoint him or her to the Audit Committee within the required time period and regain compliance with Nasdaq's rules.

         A copy of the Company's February 21, 2006 press release announcing receipt of the Nasdaq notification is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                  99.1 Press Release dated February 21, 2006 regarding the receipt of a deficiency notification from Nasdaq.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERACTIVE SYSTEMS WORLDWIDE INC
                                    (Registrant)

Date: February 21, 2006             By: /s/ Bernard Albanese
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                                        Bernard Albanese
                                        Chief Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION
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    99.1           Press Release dated February 21, 2006 regarding the receipt of a deficiency notification from Nasdaq.